SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of
                   the Securities Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
Rule
     14a-6(3)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section
     240.14a-12
            __________________________________________________

                        AMERICAN AADVANTAGE FUNDS
            __________________________________________________

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:

                       American AAdvantage Funds
                   American AAdvantage Mileage Funds
                  4333 Amon Carter Boulevard, MD 5645
                         Fort Worth, TX  76155



                              November 15, 1996


Dear Shareholder:

    The American AAdvantage Funds and the American AAdvantage Mileage Funds (the "Trusts") will hold a combined special meeting of shareholders on December 16, 1996. The Notice of the Meeting, the related Proxy Statement and proxy card(s) are enclosed. Your prompt response will help eliminate the cost of further proxy solicitations.

   The Proxy Statement explains each proposal in detail. Please read it carefully. The proposals are summarized below:

Election of Trustees

    Shareholders of each Trust will be asked to elect seven  Trustees
to  each  Trust's  corresponding  Board  of  Trustees.   Six  of  the
nominees are currently serving as Trustees of the Trusts.

Supplements to the Management Agreements

   Shareholders of each Fund will be asked to approve a supplement to the Management Agreement of each Trust relating to securities lending activities. If the proposed supplements are approved, AMR Investment Services, Inc. (the "Manager") will be additionally compensated for the administrative and oversight functions it will perform with respect to the securities lending activity of each Fund and its corresponding portfolio. The base level of investment advisory fees paid to the Manager will remain the same. The Manager will receive additional compensation only if the Fund engages in securities lending activities. The amount of such compensation will depend upon the income generated by the securities loans.

Elimination of Investment Restriction of Money Market Funds

    Shareholders of the American AAdvantage Money Market Fund and the American AAdvantage Money Market Mileage Fund (the "Money Market Funds") will be asked to approve the elimination of the fundamental investment restriction which prohibits them from investing in other investment companies. Since the time of their inception, each Money Market Fund, as a fundamental policy, has been restricted from purchasing the securities of other investment companies except in certain limited circumstances. The Manager recommends the elimination of this restriction and the adoption of a non-fundamental investment restriction that would allow the Money Market Funds to invest up to ten percent of their total assets in the securities of other investment companies. This new non-fundamental restriction follows the requirements of the Investment Company Act of 1940 and will provide the Money Market Funds with additional options for satisfying their short-term liquidity needs.

Voting Procedures

    The Funds currently operate under a Hub and Spoke structure, pursuant to which each of the operating Funds of the Trusts seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust") which has an identical investment objective to the corresponding Fund. Interest holders of the AMR Trust will hold a separate meeting to vote on the same matters described above as they relate to the AMR Trust. Shareholders of each Fund will be asked to provide voting instructions as to the AMR Trust meeting. The Funds will cast their votes in the same proportion as the votes cast by the Funds' shareholders at the meeting.

Conclusion

    We urge you to complete, sign and return the enclosed proxy card(s) promptly, even if you plan to be present at the meeting. A postage-paid return envelope is enclosed for this purpose. Should you have any questions about the proposals, please do not hesitate to contact us. We look forward to receiving your proxy.


                    Sincerely yours,



                    /s/ William F. Quinn
                    --------------------
                    William F. Quinn
                    President
                    American AAdvantage Funds
                    American AAdvantage Mileage Funds


(1)"Hub and Spoke" is a registered service mark of Signature
Financial Group, Inc.

                       AMERICAN AADVANTAGE FUNDS
                   AMERICAN AADVANTAGE MILEAGE FUNDS

                               NOTICE OF
               COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

   A combined special meeting of the shareholders of the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Mileage Funds ("Mileage Trust") (collectively, the "Trusts") will be held on December 16, 1996 at 9:00 a.m. Central time at the offices of AMR Investment Services, Inc. ("Manager"), 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

   Under a Hub and Spoke operating structure, each of the currently operating funds of the Trusts (the "Funds") seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust"). As a result, you will be asked to vote twice on each of the following proposals, once to approve that proposal on behalf of the AMR Trust and once to approve that proposal on behalf of the Trusts of which you are a shareholder.

(1) To authorize the Trusts, on behalf of the Funds, to vote at a meeting of the AMR Trust:

       (a)  To  elect  the Board of Trustees of the AMR  Trust  (each
       Trust);

       (b)  To  approve  a  supplement to the  AMR  Trust  Management
       Agreement  relating  to  securities lending  activities  (each
       Fund);

       (c) To approve the elimination of the Money Market Portfolio's fundamental investment restriction relating to investing in other investment companies (American AAdvantage Money Market Fund ("Money Market Fund") and American AAdvantage Money Market Mileage Fund ("Money Market Mileage Fund") only).

(2) To elect the Boards of Trustees of the AAdvantage Trust and the Mileage Trust (each Trust);

(3) To approve a supplement to the Management Agreements of the AAdvantage Trust and the Mileage Trust relating to securities lending activities (each Fund);

(4) To approve the elimination of the fundamental investment restrictions of the Money Market Fund and the Money Market Mileage Fund relating to investing in other investment companies (Money Market Fund and Money Market Mileage Fund only); and

(5) To transact such other business as may properly come before the meeting or any adjournments thereof.

   You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on October 31, 1996. If you owned shares in more than one Trust or owned shares in either the Money Market Fund or the Money Market Mileage Fund and another Fund, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. If you attend the meeting, you may vote your shares in person.

   If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage paid envelope.

                    By order of the Board of Trustees,

                    CLIFFORD J. ALEXANDER
                    Secretary

November 15, 1996
4333 Amon Carter Boulevard
Fort Worth, Texas  76155




                        YOUR VOTE IS IMPORTANT
                   NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" all proposals noticed above. In order to avoid additional expense to the Funds of further solicitation, management requests your cooperation in mailing in your proxy card(s) promptly. Unless proxies are signed by the appropriate persons, they will not be voted.

                         AMERICAN AADVANTAGE FUNDS
                     AMERICAN AADVANTAGE MILEAGE FUNDS

                        4333 Amon Carter Boulevard
                         Fort Worth, Texas  76155
                             ________________

                              PROXY STATEMENT

                 Combined Special Meeting of Shareholders
                      To Be Held on December 16, 1996
                             ________________


   This document is a Proxy Statement for the American AAdvantage Funds ("AAdvantage Trust") and the American AAdvantage Mileage Funds ("Mileage Trust"). The AAdvantage Trust and the Mileage Trust each have seven separate investment portfolios (each a "Fund" and collectively, the "Funds") that are currently in operation. The AAdvantage Trust Funds are as follows:


Fund Name                               Abbreviated Name
American AAdvantage Balanced Fund       Balanced Fund
American AAdvantage Growth and Income   Growth and Income Fund
Fund
American AAdvantage International       International Equity Fund
Equity Fund
American AAdvantage Limited-Term        Limited-Term Income Fund
Income Fund
American AAdvantage Money Market Fund   Money Market Fund
American AAdvantage Municipal Money     Municipal Money Market
Market Fund                             Fund
American AAdvantage U.S. Treasury       U.S. Treasury Money Market
Money Market Fund                       Fund


The Mileage Trust Funds are as follows:

Fund Name                               Abbreviated Name
American AAdvantage Balanced Mileage    Balanced Mileage Fund
Fund
American AAdvantage Growth and Income   Growth and Income Mileage
Mileage Fund                            Fund
American AAdvantage International       International Equity
Equity Mileage Fund                     Mileage Fund
American AAdvantage Limited-Term        Limited-Term Income
Income Mileage Fund                     Mileage Fund
American AAdvantage Money Market        Money Market Mileage Fund
Mileage Fund
American AAdvantage Municipal Money     Municipal Money Market
Market Mileage Fund                     Mileage Fund
American AAdvantage U.S. Treasury       U.S. Treasury Money Market
Money Market Mileage Fund               Mileage Fund


  This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the AAdvantage Trust and the Board of Trustees of the Mileage Trust to be used at the Combined Special Meeting of Shareholders of the AAdvantage Trust and the Mileage Trust and at any adjournments thereof ("Meeting"), to be held at 9:00 a.m. Central time on Monday, December 16, 1996, at the offices of AMR Investment Services, Inc. ("Manager"). The Manager serves as manager and administrator to the AAdvantage Trust, Mileage Trust and AMR Investment Services Trust ("AMR Trust") (collectively, the "Trusts"). Brokers Transaction Services, Inc., located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the Trusts. The purpose of the Meeting is set forth in the accompanying Notice.

  The Funds currently seek their investment objectives by investing all of their investable assets in corresponding portfolios ("Portfolios") of the AMR Trust, which have investment objectives identical to their corresponding Funds. At a meeting of interest holders of the AMR Trust, the AAdvantage Trust and the Mileage Trust each will vote its interest in the AMR Trust in proportion to the votes cast by that Trust's shareholders at the Meeting. Likewise, a Fund will vote its interest in its corresponding Portfolio of the AMR Trust in proportion to the votes cast by that Fund's shareholders when a meeting of interest holders of a Portfolio of the AMR Trust is called. The AAdvantage Trust or the Mileage Trust or each Fund of such Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Because a Trust's votes are proportionate to its percentage interest in the AMR Trust, the majority of the AMR Trust's interest holders could approve an action against which a majority of the outstanding voting securities of the AAdvantage Trust or the
Mileage Trust had voted. Similarly, the majority of a Portfolio's interest holders could approve an action against which a majority of the voting securities of its corresponding Fund had voted.

   This Proxy Statement and the accompanying proxy card(s) will be mailed to shareholders on or about November 15, 1996. The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation from the Trusts for such solicitation. Boston Financial Data Services, Inc. has been retained by the Manager solely for the purpose of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $14,000. All expenses incurred in connection with preparing these proxy materials will be borne pro rata by the AAdvantage Trust, the Mileage Trust and the AMR Trust based upon relative net assets.

   A majority of each applicable Fund's shares of beneficial interest outstanding on October 31, 1996 ("Record Date"), represented in person or by proxy, constitutes a quorum and a quorum must be present for the transaction of business with respect to Proposals 1(b), 1(c), 3 and 4. With respect to Proposals 1(a) and 2, a majority of AAdvantage Trust's and Mileage Trust's shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, constitutes a quorum and must be present for the transaction of business. If a quorum is present at the
Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

   Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST Proposals 1(b), 1(c), 3 and 4, for which the required vote is a majority of the outstanding voting securities, as defined below. Abstentions and broker non-votes will have no effect on Proposals 1(a) and 2, for which the required vote is a plurality number of the votes cast by each the AAdvantage Trust and the Mileage Trust.

  The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by the applicable Trust prior to the Meeting, or by appearing and voting at the Meeting.

   Each Fund of the AAdvantage Trust consists of multiple classes of shares, including the AMR Class, PlanAhead Class and Institutional Class. In addition, the Money Market Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund offer Platinum Class shares. The Money Market Mileage Fund consists of two classes of shares, the Mileage Class and the Platinum Class. The other Mileage Trust Funds offer only one class of shares. Each share of each class is entitled to one vote. None of the proposals in this Proxy Statement requires separate voting by class. As of the Record Date, there were issued and outstanding the following number of shares of each Fund:

AADVANTAGE TRUST   Total Number       MILEAGE TRUST        Total
                     of Shares                           Number of
                    Outstanding                            Shares
                                                        Outstanding
Balanced Fund          58,874,240  Balanced Mileage          155,886
                                   Fund
Growth and             59,588,729  Growth and Income         322,195
Income Fund                        Mileage Fund
International          26,652,431  International             221,188
Equity Fund                        Equity Mileage
                                   Fund
Limited-Term           17,759,500  Limited-Term              120,369
Income Fund                        Income Mileage
                                   Fund
Money Market        1,633,809,605  Money Market          122,137,695
Fund                               Mileage Fund
Municipal Money        52,208,307  Municipal Money        28,725,574
Market Fund                        Market Mileage
                                   Fund
U.S. Treasury          79,570,122  U.S. Treasury          10,637,562
Money Market                       Money Market
Fund                               Mileage Fund


   For a list of shareholders who owned of record five percent or more of the shares of each Fund or of the AAdvantage Trust or the Mileage Trust as of the Record Date, see Appendix A. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of each Fund and of each the AAdvantage Trust and the Mileage Trust as of October 31, 1996.

   Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Funds is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. You may obtain a copy of the AAdvantage Trust's and Mileage Trust's most recent Annual and Semi-Annual Reports to Shareholders, free of charge, by writing to the Manager at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, or by calling 1-800-388-3344.

     Approval of Proposals 1(b), 1(c), 3 and 4 outlined below with respect to a Fund or a Trust requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund or Trust entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund or Trust means the lesser of either (1) the vote of 67% or more of the shares of such Fund or Trust present at the Meeting if the holders of more than 50% of the outstanding Fund or Trust shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of such Fund or Trust. Approval of Proposals 1(a) and 2 require a plurality of each the AAdvantage Trust's and the Mileage Trust's shares voted in person or by proxy at the Meeting. Approval and implementation of Proposals 1(b) and 3 with respect to each Fund is not conditioned upon approval of these proposals by the shareholders of any other Fund. However, approval and implementation of Proposals 1(c) and 4 is conditioned upon approval of these proposals by shareholders of both the Money Market Fund and the Money Market Mileage Fund. Listed below are the proposals the shareholders of each Fund are being asked to consider:

        Fund:                         Proposals Applicable to
                                      Fund:
        All Funds except for Money    All Proposals except for
        Market Fund and Money Market  1(c) and 4
        Mileage Fund
        Money Market Fund and Money   All Proposals
        Market Mileage Fund


PROPOSAL  1(a): ELECTION OF THE BOARD OF TRUSTEES OF THE AMR  TRUST  (each
Trust).

PROPOSAL  2: ELECTION OF THE BOARDS OF TRUSTEES OF THE  AADVANTAGE   TRUST
AND  THE  MILEAGE  TRUST   (each Trust).

     Proposals 1(a) and 2 relate to the election of seven Trustees to each Board of Trustees of the AMR Trust, the AAdvantage Trust and the Mileage Trust (each a "Board" and collectively, the "Boards") at the Meeting. All of the nominees, except for Dr. Kneeland Youngblood, currently serve as Trustees of the Trusts and have been nominated for reelection. Each Board authorized an increase in the number of Trustees who serve on each Board from six to seven. Such increase allows each Board to nominate an additional Trustee who is not an "interested person" of the Trusts ("Independent Trustees"), as defined under the 1940 Act. If all nominees are elected, then each Board will be composed of a majority of Independent Trustees.

     The Boards propose the election of the seven nominees named below to serve as Trustees for each of the AMR Trust, the AAdvantage Trust and the Mileage Trust. Each elected Trustee would hold office for an indefinite term and until his successor is elected and qualified. The term of Trustees elected will be until a Trustee either resigns or is removed from office, or reaches a mandatory retirement age. Except for Messrs. Quinn, O'Sullivan and Justin, each Trustee must retire at the end of the fiscal year in which the Trustee reaches the age of 70. A majority of Trustees then in office may fill Trustee vacancies caused by resignation, death or expansion of a Board, provided that, after such selection, at least two-thirds of the Trustees will have been elected by shareholders. Any
Trustee may be removed by a vote of the holders of two-thirds of all outstanding shares of beneficial interest of the respective Trust qualified to vote at a meeting of shareholders or interest holders, as appropriate.

     Election of a nominee for Trustee requires the vote of a plurality of the shares voted in person or by proxy at the Meeting. It is the intention of the persons named in the accompanying Proxy to vote FOR the election of the nominees named below. All of the nominees named below have consented to serve as Trustees if elected. If any of those nominees should not be available for election due to unforeseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote FOR such other person(s) as the Trustees may recommend.

     The seven nominees for election as Trustees of each Board, their ages and a description of their business experience during the past five years are as follows:

Alan D. Feld, 59, Trustee, AAdvantage Trust, Mileage Trust and AMR Trust (October 1996-Present); Partner, Akin, Gump, Strauss, Hauer & Feld LLP (1960-Present)#; Director, Clear Channel Communications (1984-Present); Director, CenterPoint Properties, Inc. (1994-Present).

Ben J. Fortson, 64, Trustee, AAdvantage Trust, Mileage Trust and AMR Trust (October 1996-Present); President and Chief Executive Officer, Fortson Oil Company (1958-Present); Director, Kimbell Art Foundation (1964-Present); Director, Burnett Foundation (1987-Present); Honorary Trustee, Texas Christian University (1986-Present).

William F. Quinn,* 49, Trustee and President, AAdvantage Trust (1987-Present), Mileage Trust and AMR Trust (1995-Present); President, AMR Investment Services, Inc. (1986-Present); Chairman, American Airlines
Employees Federal Credit Union (1989-Present); Trustee, American Performance Funds (1990-1994); Director, Crescent Real Estate Equities, Inc. (1994-Present).

John S. Justin, 80, Trustee, AAdvantage Trust (1989-Present), Mileage Trust and AMR Trust (1995-Present); Chairman and Chief Executive Officer, Justin Industries, Inc. (a diversified holding company) (1969-Present); Executive Board Member, Blue Cross/Blue Shield of Texas (1985-Present); Board Member, Zale Lipshy Hospital (1993-Present); Trustee, Texas Christian University (1980-Present); Director and Executive Board Member, Moncrief Radiation Center (1985-Present); Director, Texas New Mexico Enterprises (1984-1993); Director, Texas New Mexico Power Company (1979-
1993).

Stephen D. O'Sullivan,* 61, Trustee, AAdvantage Trust (1987-Present), Mileage Trust and AMR Trust (1995-Present); Consultant (1994-1995); Vice President and Controller, American Airlines, Inc. (1985-1994).

Roger T. Staubach, 55, Trustee, AAdvantage Trust, Mileage Trust and AMR Trust (1995-Present); Chairman of the Board and Chief Executive Officer (1982-Present) and President (1983-1991) of The Staubach Company (a commercial real estate company); Director, Halliburton Company (1991-Present); Director, First USA, Inc. (1993-Present); Director, Brinker International (1993-Present); Director, Columbus Realty Trust (1994-Present); former quarterback of the Dallas Cowboys professional football team.

Kneeland Youngblood, M.D.(2) 40, Physician (1982-Present); President, Youngblood Enterprises, Inc., a health care investment and management firm (1993-Present), Trustee, Teacher Retirement System of Texas (1993-1999), a Gubernatorial appointment; Director, United States Enrichment Corporation (1993-Present), a Presidential appointment; Director, Just For the Kids (1995-Present); Member, Council on Foreign Relations (1995-Present).

# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* By virtue of their current or former positions with AMR Corporation or affiliated entities, Messrs. Quinn and O'Sullivan are deemed to be "interested persons" of the AAdvantage Trust, the Mileage Trust and the AMR Trust as that term is defined in the 1940 Act.

(2) Dr. Youngblood is the only nominee who does not serve currently as a Trustee on each Board.

     The Boards met four times for regularly scheduled meetings and one time for a special meeting during the fiscal year ended October 31, 1996. Each Trustee (who was then a Trustee), except Mr. O'Sullivan, attended at least 75% or more of all meetings. The Board does not have an audit, nominating or compensation committee.

     Each Trust compensates each Independent Trustee by providing such Trustee and his spouse with free airline travel on American Airlines, Inc. and with payments in an amount equal to the Trustees' income tax on the value of the airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round-trip airline tickets for each of his three adult children. Trustees also are reimbursed for any expenses incurred in attending Board meetings. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Trustees on behalf of each Trust for the fiscal year ended October 31, 1996 is shown below. The Trusts do not offer Trustees a bonus, pension, profit sharing or retirement plan.


                        Aggregate Compensation From:
                                                                Total
                                                            Compensation
        Name of         AAdvantage   Mileage                   Paid to
        Trustee           Trust       Trust     AMR Trust    Trustees by
                                                            Fund Complex
        William F.         $0          $0            $0          $0
        Quinn
        Alan D. Feld1      $0          $0            $0          $0
        Ben J.             $0          $0            $0          $0
        Fortson1
        David G. Fox2       $2,542      $2,542      $5,084        $10,169
        John S. Justin        $373        $373        $746         $1,492
        Stephen D.            $458        $458        $916         $1,832
        O'Sullivan
        Roger T.            $2,832      $2,832      $5,665        $11,330
        Staubach

    1   Messrs.  Feld and Fortson did not serve as Trustees  during  this period.

   2  Mr. Fox has resigned from each Board and is not seeking reelection.


PROPOSAL  1(b):   APPROVAL  OF A SUPPLEMENT TO THE  AMR  TRUST  MANAGEMENT
AGREEMENT RELATING TO SECURITIES LENDING ACTIVITIES (each Trust).

PROPOSAL 3: APPROVAL OF A SUPPLEMENT TO THE MANAGEMENT AGREEMENTS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST RELATING TO SECURITIES LENDING ACTIVITIES (each Trust).

     The Manager has entered into investment management contracts with the AMR Trust, AAdvantage Trust and Mileage Trust (each a "Management Agreement" and collectively, the "Management Agreements"). Shareholders are being asked to approve supplements to the Management Agreements pursuant to which the Manager will undertake to perform certain services in connection with securities lending activities on behalf of the Funds and Portfolios and receive, in addition to its base advisory fee, compensation based on the income generated by these activities.

The Current Management Agreements

     Under the current Management Agreements, the Manager is obligated to provide or oversee the provision of all administrative, investment advisory and portfolio management services for the Funds and Portfolios.
Pursuant to the Management Agreements, the Manager provides the Trusts with: office space, office equipment and personnel necessary to manage and administer the operations of the Trusts, including compliance with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also selects and changes investment advisers for the Funds and Portfolios (subject to approval by the Boards of the respective Trusts), allocates assets among the investment advisers, monitors the investment advisers' investment programs and results and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

    The Manager serves as the sole investment adviser to the corresponding Portfolios of the Limited-Term Income Fund, the Limited-Term Income Mileage Fund, the Money Market Fund, the Money Market Mileage Fund, the Municipal Money Market Fund, the Municipal Money Market Mileage Fund, the U.S. Treasury Money Market Fund and the U.S. Treasury Money Market Mileage Fund. The assets of the corresponding Portfolios of each other Fund are allocated by the Manager among investment advisers designated for that Fund.

    Each Trust pays all of its expenses other than those expressly assumed by the Manager. Whenever a Fund's or Portfolio's expenses are below applicable expense limits, the Manager can be reimbursed monthly for any excess expenses it has assumed. Under the Management Agreements, the Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and their Portfolios. To the extent that a Fund invests all of its investable assets in a Portfolio of the AMR Trust, there are (1) no advisory fees paid under such Management Agreements and (2) reduced administrative fees paid under such Management Agreements and related Administrative Services Agreements.

     As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized fee, which is calculated and accrued daily and payable monthly, equal to the sum of (1) 0.25% of the net assets of the Limited-Term Income Portfolio of the AMR Trust, (2) 0.15% of the net assets of the Money Market Portfolio, the Municipal Money Market Portfolio and the U.S. Treasury Money Market Portfolio of the AMR
Trust, (3) 0.10% of the net assets of the other Portfolios of the AMR Trust, plus (4) all fees payable by the Manager to the AMR Trust investment advisers.

     The Management Agreement between the Manager and the AMR Trust, which is dated October 1, 1995, was approved by interest holders on August 3, 1995. The Management Agreement between the Manager and the AAdvantage Trust, which is dated April 3, 1987, was approved by shareholders on August 3, 1995. The Management Agreement between the Manager and the Mileage Trust, which is dated October 1, 1995, was approved by the initial shareholder on September 28, 1995.

    Each Management Agreement remains in full force with respect to a Fund or Portfolio for an initial term of two years, and thereafter so long as its continuance is specifically approved at least annually with respect to each Fund or Portfolio (1) by a vote of a majority of the outstanding voting securities of that Fund or Portfolio, or (2) by a vote of a majority of the Trustees of the Trust who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Management Agreement. Notwithstanding the foregoing, a Management Agreement may be terminated at any time with respect to any Fund or Portfolio by either the Manager or the Trustees of the Trust, without payment of any penalty, on sixty days' written notice, by vote of the Trustees or by vote of a majority of the outstanding voting securities of such Fund or Portfolio and will terminate automatically in the event of its assignment.

      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the fiscal year 1996 were approximately $2,893,400 for the AAdvantage Trust and $71,300 for the Mileage Trust. Pursuant to a Management Agreement with the Mileage Trust, administrative fees for the 1996 fiscal year of approximately $72,900 were paid to the Manager. In addition, for the fiscal year, distribution or shareholder services fees under distribution plans adopted pursuant to Rule 12b-1 of the 1940 Act were approximately $408,300 and $358,400, respectively, by Funds of the AAdvantage Trust and Mileage Trust. Approximately $1,400 and $167,500, respectively, of these fees pertaining to the Funds of the AAdvantage Trust and the Mileage Trust were waived. Service fees for fiscal 1996, pursuant to a service plan of the AAdvantage Trust, were approximately $226,300, of which $4,900 was waived by the Manager. The
Manager will continue to provide these services after the proposed Supplements to the Management Agreements are voted on by shareholders.

The Proposed Supplements to the Management Agreements

    Each Fund and Portfolio (each a "Lender" and, collectively, "Lenders") has the ability to increase its investment income by lending portfolio securities to registered broker-dealers or other institutional investors ("Borrowers"). Each Lender may either lend its portfolio securities directly or contract with a securities lending agent to do so. Any contract between the Lenders and their securities lending agent typically would set forth the manner in which all securities loans for the Lenders will be transacted, including the types of securities that are eligible for loan and the types of collateral to be received in connection with each loan. Under a securities loan, a Lender, or its securities lending agent, delivers portfolio securities owned by the Lender to a Borrower against delivery by the Borrower to the Lender, or its securities lending agent, of appropriate collateral. As collateral for the securities loaned, the Lender usually receives cash or high quality liquid securities (such as United States Government securities). The Lenders invest cash collateral received from the loan of their securities, thereby generating additional investment income for the Lenders. The Lenders also may receive a loan fee from Borrowers who post collateral other than cash.

     The Trusts are subject to regulatory and investment restrictions when engaging in securities lending activities. Under the proposed supplements to the Management Agreements (the "Supplements"), the Manager will undertake to oversee the activities of the securities lending agent and each Lender's participation in securities lending activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager will determine which specific securities are available for loan and will have the discretion and power to prevent any loan from being made or to terminate any loan. The Manager will monitor the securities lending agent to ensure that loans are effected in accordance with its instructions and within the procedures adopted by the AMR Trust Board. In addition, the Manager will prepare appropriate periodic reports for, and seek appropriate approvals from, each Lender's Board.

     If the Supplements are approved by shareholders, the Manager will be compensated for the administrative and oversight functions it will perform with respect to those Lenders that lend their securities. The base level of the investment advisory fees paid to the Manager will remain the same. The Manager will receive additional compensation only if the Lenders engage in securities lending activities. The amount of such compensation will depend on the income generated by the loan of securities of the Lenders.

     Under the Supplements, if a Borrower posts cash collateral for the loan of a Lender's securities, the Manager will receive 25% of the net annual interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to Borrowers as well as related expenses) received from the investment of such cash. If a Borrower posts collateral other than cash for the loan of a Lender's securities, the Borrower will pay to the lender a loan fee for the use of the borrowed securities. Under the Supplements, the Manager will receive 25% of the loan fees posted by such Borrower as compensation for services provided in connection with any such loan.

     Subject to the receipt of an exemptive order pending with the Securities and Exchange Commission, the Board of each Trust could elect to invest cash collateral received by the Lenders from the loan of their portfolio securities in shares of one or more private investment companies managed by the Manager (the "Investment Funds"). The Manager will receive compensation from the Investment Funds for providing portfolio management and administrative services to the Investment Funds.

     Shareholders are being asked to approve Supplements to the Management Agreements with the AAdvantage Trust, Mileage Trust and AMR Trust. However, it is currently contemplated that all securities lending activities will be done only by the AMR Trust. To the extent that a Fund invests all of its investable assets in a Portfolio of the AMR Trust, the Manager will not receive any compensation under the Supplements to the Management Agreements of the AAdvantage Trust and Mileage Trust.

     For the fiscal year ended October 31, 1996, advisory fees under the AMR Trust's Management Agreement were approximately $10,403,000 of which approximately $5,161,000 was paid by the Manager to the AMR Trust investment advisers. Advisory fees under the Management Agreement of approximately $44,000 were waived during the period. The AAdvantage Trust and the Mileage Trust did not pay any advisory fees under their Management Agreements for the same period. If the Supplements to the Management Agreements had been in effect during the past fiscal year, the AMR Trust would have paid management fees of approximately $65,800 from the securities lending activities conducted by the Trust during the year. The difference in the management fees paid during that period and the projected management fees that would have been paid if the Supplements had been in effect is approximately 0.6%. The management fees for the AAdvantage Trust and the Mileage Trust would have been unchanged if the Supplements had been in effect.

Consideration by the Boards

     At a meeting held on October 24, 1996, the Boards, including the Independent Trustees of each Trust, evaluated the proposed Supplements to the Management Agreements. The Boards considered that securities lending activities generate additional investment income for the Lenders. The Boards found that the Manager's supervision and involvement in the Lenders' securities lending activities can assist the Lenders in the loan of their securities and that such services can provide additional value to the Lenders. The Boards found that such services were in addition to and not duplicative of services the Manager provides under the existing Management Agreements. The Boards also found that lending portfolio securities and investing cash collateral in shares of the Investment Funds would result in additional services that provide the Lenders and their shareholders with additional benefits.

    The Boards reviewed the ability of the Manager to provide the proposed services to the Lenders and the projected cost of those services over the next fiscal year. The Boards determined that it would be in the best interest of each Fund and Portfolio for the Manager, pursuant to the
Supplements, to provide services in connection with securities lending activities. The Boards reviewed the services that would be provided by the Manager pursuant to the Supplements and analyzed the factors they deemed relevant, including the nature, quality and scope of such services. Accordingly, on October 24, 1996, the Boards, including the Independent Trustees, unanimously approved, subject to the required shareholder/interest holder approval described herein, the Supplements to the Management Agreements between the Manager and the Trusts. The Boards then recommended that the Supplements be submitted to shareholders for their approval.

Portfolio Information

     For the fiscal year ended October 31, 1996, the International Equity Portfolio paid brokerage commissions to the following affiliates of subadvisers to the Portfolio: $4,017 to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, $7,521 to Robert Fleming & Co., an affiliate of Rowe Price-Fleming International, Inc. ("RPF") and $1,002 to Jardine Fleming, also an affiliate of RPF. During that same period, the Growth and Income Portfolio paid $2,500 in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Associates which is a subadviser to that Portfolio. These amounts represented 2.26% of the International Equity Portfolio's and 0.26% of the Growth and Income Portfolio's aggregate brokerage commissions paid during the most recent fiscal year.

About the Manager

      AMR Investment Services, Inc., a Delaware corporation, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the AAdvantage Trust and other investors. The principal offices of both the Manager and AMR Corporation are at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155. As of September 30, 1996, the Manager had assets under management (including assets under fiduciary advisory control) totaling approximately $15 billion, including approximately $6 billion under active management and $9 billion as named fiduciary or fiduciary adviser. Of the total, approximately $11 billion in assets are related to AMR Corporation.

     The principal executive officers and each director of the Manager, including those officers and directors who are officers and Trustees of the Trusts, are as follows:

        Name         Principal Occupation
        Robert L.    Director and Chairman of the Manager; Chairman,
        Crandall     President and Chief Executive Officer of AMR
                     Corporation; Director, Chairman, and Chief
                     Executive Officer of American Airlines, Inc.
        Gerard J.    Director and Vice Chairman  of the Manager;
        Arpey        Senior Vice President and Chief Financial Officer
                     of AMR Corporation.
        Jeffrey M.   Vice President and Treasurer of the Manager, Vice
        Jackson      President of Corporate Development and Treasurer
                     of AMR Corporation.
        Charles D.   Secretary of the Manager; Corporate Secretary of
        MarLett      American Airlines, Inc.
        Anne H.      Director of the Manager; Senior Vice President
        McNamara     and General Counsel of AMR Corporation; Senior
                     Vice President, Administration and General
                     Counsel, American Airlines, Inc.
        William F.   President of the Manager and Trustee and
        Quinn        President of the Trusts.
        Michael W.   Vice President of the Manager and of the Trusts.
        Fields
        John B.      Vice President of the Manager and of the Trusts.
        Roberson
        Nancy A.     Vice President of the Manager and of the Trusts.
        Eckl
        Barry Y.     Director of Legal and Compliance of the Manager
        Greenberg    and Vice President and Assistant Secretary of the
                     Trusts.
        Rebecca L.   Director of Finance of the Manager and Treasurer
        Harris       of the Trusts.

     The business address of each individual listed above is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

EACH  BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1(b)  AND
3.


PROPOSAL 1(c): APPROVAL OF THE ELIMINATION OF THE MONEY MARKET PORTFOLIO'S
FUNDAMENTAL  INVESTMENT  RESTRICTION  RELATING  TO  INVESTING   IN   OTHER
INVESTMENT COMPANIES (Money Market Fund and Market Mileage Fund only).

PROPOSAL 4: APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MONEY MARKET FUND AND THE MONEY MARKET MILEAGE FUND RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES (Money Market Fund and Money Market Mileage Fund only).

     On October 24, 1996, the Boards of each Trust approved, subject to shareholder approval, the elimination of the fundamental restrictions of the Money Market Portfolio, Money Market Fund and Money Market Mileage Fund (collectively, the "Money Market Funds"), which prohibit those Funds from investing their assets in securities issued by other investment companies. Currently, these restrictions provide that the Money Market Funds may not:

   purchase the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Money Market Fund's shareholders or interest holders, as appropriate.

   Since the time of their inception, each Money Market Fund, as a fundamental policy, has been restricted from purchasing such securities. Currently, all other Funds may, as a non-fundamental investment restriction, invest up to ten percent of their total assets in the securities of other investment companies to the extent permitted by law.

   The Manager believes that this restriction affecting only the Money Market Funds is no longer necessary. The Manager recommends the elimination of the restriction and the adoption of a non-fundamental investment restriction that would allow the Money Market Funds to invest up to ten percent of their total assets in the securities of other investment companies. Such actions will provide the Money Market Funds with additional investment options for satisfying their short-term liquidity needs. By allowing the Money Market Funds to invest up to ten percent of their total assets in other money market funds, the Money Market Funds, under appropriate circumstances, will have the flexibility to obtain a better return on their short-term investments without assuming substantial risk. However, because any shares that a Money Market Fund holds in another investment company will be subject to the management fees and expenses of such investment company, investment by a Money Market Fund in another investment company may result, in effect, in payment by shareholders of duplicate fees and expenses.

    If the removal of this investment restriction is approved by shareholders, each Board intends to adopt a non-fundamental investment restriction that could be changed by vote of a Board in response to regulatory or market developments without approval by shareholders. The non-fundamental investment restriction would provide that each Money Market Fund may:

   invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law.

   This restriction follows the investment restrictions set forth by the 1940 Act. The 1940 Act permits a fund to invest up to ten percent of its total assets in the shares of other investment companies in the aggregate, subject to the restrictions that: (1) a fund cannot acquire more than three percent of the total outstanding voting stock of another investment company and (2) a fund cannot invest more than five percent of the value of its total assets in securities of a single other investment company.

   Accordingly, the Boards believe that the proposed elimination of the Money Market Funds' fundamental investment restrictions regarding investing in other investment companies is in the best interest of the Money Market Funds and their shareholders.

   Approval and implementation of Proposals 1(c) and 4 are conditioned on receiving approval from both Money Market Fund and Money Market Mileage Fund shareholders as well as receiving approval on a similar proposal from the interest holders of those Funds' corresponding portfolio of the AMR Trust, the Money Market Portfolio. Such approval is required because the Money Market Fund and the Money Market Mileage Fund must have substantially the same investment restrictions as their corresponding Money Market Portfolio. If approval is not received, the current Money Market Funds' fundamental limitations will remain in effect.


EACH  BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1(c)  AND
4.


                           SHAREHOLDER PROPOSALS

   As a general matter, the AAdvantage Trust and the Mileage Trust do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to their Trust at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155. In addition, the AAdvantage Trust and the Mileage Trust are required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.


                              OTHER BUSINESS

   Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interest of the Funds.

                    By order of the Board of Trustees,

                    CLIFFORD J. ALEXANDER
                    Secretary

November 15, 1996


                It is important that you execute and return
                       your Proxy Card(s) promptly.

                                                            APPENDIX A



Balanced Fund                           Number of     % of
                                           Shares   Shares
AMR    Corporation   and    subsidiary  37,993,76      65%
companies and Employee Benefit  Trusts          0
thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
Retirement Advisors of America          10,730,84      18%
  5005 LBJ Freeway, Suite 1350                  3
  Dallas, TX  75244
Sky Chefs Master Trust                  6,443,239      11%
  601 Ryan Plaza Drive
  Arlington, TX  76011

Growth and Income Fund
AMR    Corporation   and    subsidiary  54,323,67      91%
companies and Employee Benefit  Trusts          9
thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155

International Equity Fund
AMR Corporation and subsidiary        21,977,780      83%
companies and Employee Benefit  Trusts
thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
Retirement Advisors of America          1,370,843       5%
  5005 LBJ Freeway, Suite 1350
  Dallas, TX  75244

Limited-Term Income Fund
AMR Corporation and subsidiary          6,154,287      35%
companies and Employee Benefit  Trusts
thereof
  4333 Amon Carter Blvd.
  Fort Worth, TX  76155
Retirement Advisors of America          8,969,215      51%
  5005 LBJ Freeway, Suite 1350
  Dallas, TX  75244
Wachovia Bank of North Carolina         1,366,389       8%
  P.O. Box 3099
  Winston Salem, NC  27150

City of Chicago International Airport 102,316,406       6%
Revenue Bonds/Harris Trust and
Savings Bank Trustee
  P.O. Box 755
  Chicago, IL  60690
Investors Bank & Trust Securities      85,000,000       5%
Lending
  89 South Street
  Boston, MA  02111

U.S. Treasury Money Market Fund
Lone Star Airport Improvement           8,445,405      11%
Authority/
First   National  Bank   of   Chicago
Trustee
  One First National Place
  Chicago, IL  60670-0126
Grapevine Industrial Development        6,962,678       9%
Corp./
First National Bank of Chicago
Trustee
  One First National Place
  Chicago, IL  60670-0126

Balanced Mileage Fund
Maurice T. & Winifred A. Downing            8,633       5%
  11 Beacon Street
  Dumont, NJ  07628-1201

International Equity Mileage Fund
Ronald P. Soltman & Judith M. Cram         25,976      12%
  6409 Westbourne Drive
  Brentwood, TN  37027-4804

Limited-Term Income Mileage Fund
Bonnie Stern                               53,385      44%
  760 Park Lane
  New York, NY  10021-4152
Arlene Weintraub                           23,168      19%
  530 Valley Road
  Mont Clair, NJ  07043-2729
Robert W. & Martha H. Baker                12,788      11%
  17 Ashton Court
  Dallas, TX  75230

Municipal Money Market Mileage Fund
Eric and Catherine Kobren               5,943,586      21%
  21A Farm Street
  Dover, MA  02030-2303
Kimberly B., Gale  B. & Howard  A.      2,532,081       9%
Randall
  1140 Parkinson Ave.
  Palo Alto, CA  94301-3448
Harry V. Whitehill                      1,766,371       6%
  1533 N. Lee Trevino Ste. 210
  El Paso, TX  79936-5161
Sidney & Dorothy Kohl                   1,604,356       6%
  305 Royal Poinciana Plaza
  Palm Beach, FL  33480-4019

U.S. Treasury Money Market Mileage
Fund
Martin H. Proyect TTEE                  1,345,507      13%
OSO LOC Tract D Trust
  P.O. Box 98
  Santa Fe, NM  87504-0098
Arvind & Lynne Kumra                      659,357       6%
  5088 Granada Court
  Alta Loma, CA  91737-2467
Seymour, Elaine & Larry Licht             644,368       6%
& Alysia Krueger
  P.O. Box 4383
  Scottsdale, AZ  85261-4383

                                   PROXY

                         AMERICAN AADVANTAGE MILEAGE FUNDS

                 American AAdvantage Balanced Mileage Fund
             American AAdvantage Growth and Income Mileage Fund
            American AAdvantage International Equity Mileage Fund
            American AAdvantage Limited-Term Income Mileage Fund
                 American AAdvantage Money Market Mileage Fund
            American AAdvantage Municipal Money Market Mileage Fund
         American AAdvantage U.S. Treasury Money Market Mileage Fund

                 Combined Special Meeting of Shareholders
                             December 16, 1996

  The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Janice B. Schwarz, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of each of the above-referenced funds ("Funds") held of record by the undersigned on October 31, 1996, at the meeting of shareholders to be held on December 16, 1996, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before this meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

  The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matter designated below.

  Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services, Inc. at Proxy Services, P.O. Box 9261, Boston, MA 02205-8524. Please indicate your vote by placing an "X" in the appropriate box below.

1. To authorize the American AAdvantage Mileage Funds ("Mileage Trust"), on behalf of the Funds, to vote at a meeting of the AMR Investment Services Trust ("AMR Trust") to:

     (a) Elect the following seven individuals as Trustees of the AMR Trust (All Funds): Alan D. Feld, Ben J. Fortson, William F. Quinn, John S. Justin, Stephen D. O'Sullivan, Roger T. Staubach and Dr. Kneeland Youngblood.


                                        FOR ALL
          FOR          WITHHOLD         EXCEPT
         _____        _________         _________

     IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

     (b) Approve a supplement to the AMR Trust Management Agreement relating to securities lending activities (Each Fund).

          FOR          AGAINST          ABSTAIN
         _____        _________         _________


     (c) Approve the elimination of the Money Market Portfolio's fundamental investment restriction relating to investing in other investment companies (American AAdvantage Money Market Mileage Fund only).

          FOR          AGAINST          ABSTAIN
         _____        _________         _________


2. Elect the following seven individuals as Trustees of the AAdvantage Trust (All Funds): Alan D. Feld, Ben J. Fortson, William F. Quinn, John S. Justin, Stephen D. O'Sullivan, Roger T. Staubach and Dr. Kneeland
Youngblood.

                                        FOR ALL
          FOR          WITHHOLD         EXCEPT

         _____        _________         _________

IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

3. Approve a supplement to the Management Agreement of the Mileage Trust relating to securities lending activities (Each Fund).

          FOR          AGAINST          ABSTAIN

         _____        _________         _________


4. Approve the elimination of the American AAdvantage Money Market Mileage Fund's fundamental investment restriction relating to investing in other investment companies (American AAdvantage Money Market Mileage Fund only).

          FOR          AGAINST          ABSTAIN

         _____        _________         _________

Please be sure to sign and date this proxy.

                                        Date

                                        ------------

Shareholder sign here          Co-owner sign here

----------------------         -----------------------